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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        (Date of Report) Date of earliest event reported: August 5, 2003


                             WASTE MANAGEMENT, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                              1-12154                              73-1309529
(State or other jurisdiction of          (Commission File Number)          (I.R.S. Employer Identification
         incorporation)                                                                Number)



        1001 Fannin Street, Suite 4000
                Houston, Texas                               77002
   (Address of principal executive offices)               (Zip Code)


                                 (713) 512-6200
              (Registrant's telephone number, including area code)

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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

         99.1 Press Release of Waste Management, Inc. dated August 5, 2003 announcing Board of Directors' approval of quarterly dividend program.

         99.2 Press Release of Waste Management, Inc. dated August 5, 2003 announcing results of operations for the quarter ended
                  June 30, 2003.

ITEM 9.           REGULATION FD DISCLOSURE

         Waste Management, Inc. (the "Company") issued a press release on August 5, 2003 to announce that its Board of Directors had approved a quarterly dividend program, to begin in the first quarter of 2004. A copy of that release is furnished herewith as Exhibit 99.1.

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         The Company also issued a press release on August 5, 2003 announcing its results of operations for the quarter ended June 30, 2003. A copy of that release is furnished herewith as Exhibit 99.2.




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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WASTE MANAGEMENT, INC.






Date:  August 5, 2003                By: /s/ David P. Steiner
                                         ---------------------------------------
                                             David P. Steiner
                                             Executive Vice President, Chief
                                     Financial Officer and Corporate Secretary




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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            EXHIBIT DESCRIPTION
------            -------------------
99.1              Press Release of Waste Management, Inc. dated August 5, 2003 announcing Board of Directors' approval of quarterly dividend program.

99.2 Press Release of Waste Management, Inc. dated August 5, 2003 announcing results of operations for the quarter ended
                  June 30, 2003.







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